Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On July 7, 2025, PMGC Holdings Inc., a Nevada corporation (the “Buyer” or the “Company”), completed the acquisition of 100% of the issued and outstanding shares (the “Shares”) of Pacific Sun Packaging Inc., a California corporation (the “Target”), pursuant to an Acquisition Agreement dated as of July 7, 2025 (the “Acquisition Agreement”), by and between the Buyer and the Target. The Buyer’s proposed acquisition of Target is referred to as the “Transaction” and the Buyer and the Target are referred to collectively as the “Parties.”

Upon the closing of the Acquisition (the “Closing”), the purchase consideration for the Acquisition consisted of (i) $1,148,000 in cash, which is adjusted based on a target working capital as of Closing of $260,000, paid by the Buyer to the stockholder of Target at the Closing; and (ii) a contingent earnout payment of up to $250,000, payable to the stockholder of the Target if the business achieves $1,145,915 in revenue during the Target’s 2025 fiscal year without incurring debt to fund operations. Following the Closing, the Buyer intends to continue the operation of the Target from the Target’s existing leased warehouse under a newly negotiated five-year lease agreement.

The foregoing description of the Acquisition Agreement and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Acquisition Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on July 10, 2025 ( (the “Original Form 8-K”) and is incorporated herein by reference.

The following unaudited pro forma combined financial information has been prepared to illustrate the effect of the Acquisition. These unaudited pro forma combined financial statements have been derived by the application of pro forma adjustments to the historical audited and unaudited consolidated financial statements and other financial information of the Company and the Target. The historical financial information has been adjusted in the unaudited pro forma combined financial statements to give effect to pro forma adjustments that are (1) directly attributable to the Acquisition, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results of the Company.

The unaudited pro forma condensed combined balance sheet is based on the individual historical consolidated balance sheets of the Buyer and the Target as of March 31, 2025 and has been prepared to reflect the Acquisition as if it occurred as of such date. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024, the year ended December 31, 2023 and the three months ended March 31, 2025 combine the historical results of operations of the Buyer and the Target, giving effect to the Acquisition as if it occurred on January 1, 2023.

The unaudited pro forma combined financial statements are presented for illustrative purposes only and are based on the estimates and assumptions set forth in the accompanying notes. They do not purport to indicate the results that would actually have been obtained had the Acquisition been completed on the assumed date or for the periods presented or which may be realized in the future.

The pro forma financial statements should be read in conjunction with:

●	the accompanying notes to the pro forma financial statements;

●	the historical unaudited condensed consolidated financial statements of the Buyer as of and for the three ended March 31, 2025, and the related notes, which are included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 14, 2025 (the “Form 10-Q”);

●	the historical audited consolidated financial statements of the Buyer as of and for the year ended December 31, 2024, and the related notes, which are included in the Buyer’s Annual Report on Form 10-K filed with the SEC on March 28, 2025 (the “Form 10-K”);

●	the historical audited consolidated financial statements of the Buyer as of and for the year ended December 31, 2023, and the related notes, which are included in the Buyer’s Annual Report on Form 10-K filed with the SEC on March 29, 2024 (the “Form 10-K”);

●	the historical unaudited financial statements of the Target as of and for the three months ended March 31, 2025, and the related notes, included as Exhibit 99.2 to this Current Report; and

●	the historical audited financial statements of the Target as of and for the year ended December 31, 2024 and 2023, and the related notes, included as Exhibit 99.2 to this Current Report; and

●	the Acquisition Agreement filed as Exhibit 2.1 to the Original Form 8-K.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2025

	Buyer Historical	Target Historical	Acquisition Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash	$5,364,434	$87,192	$(1,236,646)	1	$4,214,980
Receivables, net	-	103,901	-		103,901
Prepaid expenses and deposits	842,199	-	-		842,199
Other receivables	52,140	-	-		52,140
Investment in securities- current	557,375	-	-		557,375
Inventory	-	136,108	81,317	2	217,425
Inventory deposits	-	23,468	-		23,468
Loan receivable- shareholder	-	53,498	(53,498)	3	-
Total current assets	6,816,148	404,167	(1,208,827)		6,011,488
Intangibles, net	2,072,632	-	1,014,444	2	3,087,076
Total assets	$8,888,780	$404,167	$(194,383)		$9,098,564

LIABILITIES AND SHAREHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$384,418	$144	$1,879		$386,441
Accounts payable and accrued liabilities – Related party	-	1,879	(1,879)		-
Due to related parties	375,850	-	-		375,850
Contingent Earn-out Liability	-	-	207,761	4	207,761
Total current liabilities	760,268	2,023	207,761		970,052
Total liabilities	760,268	2,023	207,761		970,052

Shareholders’ (deficit) equity:
Share capital	-	10,000	(10,000)	5	-
Series B preferred stock	637	-	-		637
Common stock	71	-	-		71
Retained earnings	-	392,144	(392,144)	5	-
Additional paid-in capital	23,006,702	-	-		23,006,702
Accumulated other comprehensive income	(816)	-	-		(816)
Accumulated deficit	(14,878,082)	-	-		(14,878,082)
Total stockholders’ (deficit) equity	8,128,512	402,144	(402,144)		8,128,512
Total liabilities and stockholders’ (deficit) equity	$8,888,780	$404,167	$(194,383)		$9,098,564

The accompanying notes are an integral part of these financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2025

	Buyer Historical	Target Historical	Acquisition Pro Forma Adjustments		Pro Forma Combined
Sales	$-	$108,850	$-		$108,850
Cost of Goods Sold	-	81,119	-		81,119
Gross Profit	-	27,731	-		27,731
Operating expenses:
Depreciation and amortization of intangible assets	1,085	-	-		1,085
Marketing and promotion	35,594	-	-		35,594
Consulting fees	547,557	-	-		547,557
Office and administrative	209,031	10,240	66,657	a	285,928
Professional fees	266,468	2,643	-		269,111
Investor relations	69,950	-	-		69,950
Research and development	32,433	-	-		32,433
Foreign exchange (gain) loss	386	-	-		386
Travel and entertainment	39,220	-	-		39,220
Salaries and wages	-	20,847	(20,847)	a	-
Total operating expenses	1,201,724	33,730	45,810		1,281,264
Loss from operations	(1,201,724)	(5,999)	(45,810)		(1,253,533)
Other income (expense):
Gain on the termination of the intangible asset	129,613	-	-		129,613
Interest income	28,856	-	-		28,856
Interest expense	(10,474)	-	-		(10,474)
Realized loss on investments	(466,678)	-	-		(466,678)
Unrealized loss on investments	(60,404)	-	-		(60,404)
Total other income (expense)	(379,087)	-	-		(379,087)
Loss from continuing operations	(1,580,811)	(5,999)	(45,810)		(1,632,620)
Loss from discontinued operations	(27,644)	-	-		(27,644)
Net loss	(1,608,455)	(5,999)	(45,810)		(1,660,264)
Other comprehensive income (loss)
Currency translation adjustment	(479)	-	-		(479)
Total comprehensive loss	$(1,608,934)	$(5,999)	$(45,810)		$(1,660,743)
Net loss per share - basic and diluted:
Continuing operations	$(2.902)		$(2.997)
Discontinued operations	(0.051)		(0.051)
Weighted average of common shares outstanding - basic and diluted	544,715		544,715

The accompanying notes are an integral part of these financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Buyer Historical	Target Historical	Acquisition Pro Forma Adjustments		Pro Forma Combined
Sales	$-	$952,304	$-		$952,304
Cost of Goods Sold	-	603,728	-		603,728
Gross Profit	-	348,576	-		348,576
Operating expenses:
Depreciation and amortization of intangible assets	546	-	-		546
Marketing and promotion	292,522	-	-		292,522
Consulting fees	1,367,273	-	-		1,367,273
Office and administrative	1,092,576	67,654	259,868	a	1,420,098
Professional fees	563,242	8,157	-		571,399
Investor relations	208,326	-	-		208,326
Research and development	104,654	-	-		104,654
Foreign exchange (gain) loss	5,846	-	-		5,846
Travel and entertainment	28,581	-	-		28,581
Salaries and wages	-	238,050	(238,050)	a	-
Total operating expenses	3,663,566	313,861	21,818		3,999,245
Income (loss) from operations	(3,663,566)	34,715	(21,818)		(3,650,669)
Other income (expense):
Change in fair value of derivative liabilities	369,158	-	-		369,158
Interest income	12,891	-	-		12,891
Interest expense	(735,197)	-	-		(735,197)
Realized loss on investments	-	-	-		-
Unrealized loss on investments	-	-	-		-
Total other income (expense)	(353,148)	-	-		(353,148)
Income (loss) from continuing operations	(4,016,714)	34,715	(21,818)		(4,003,817)
Loss from discontinued operations	(2,229,023)	-	-		(2,229,023)
Net income (loss)	(6,245,737)	34,715	(21,818)		(6,232,840)
Other comprehensive income (loss)
Currency translation adjustment	(539)	-	-		(539)
Total comprehensive income (loss)	$(6,246,276)	$34,715	$(21,818)		$(6,233,379)
Net income (loss) per share - basic and diluted:
Continuing operations	$(50.473)				$(50.311)
Discontinued operations	(28.009)				(28.009)
Weighted average of common shares outstanding - basic and diluted	79,582				79,582

The accompanying notes are an integral part of these financial statements

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Buyer Historical	Target Historical	Acquisition Pro Forma Adjustments		Pro Forma Combined
Sales	$-	$1,199,114	$-		$1,199,114
Cost of Goods Sold	-	741,055	-		741,055
Gross Profit	-	458,059	-		458,059
Operating expenses:
Depreciation and amortization of intangible assets	554	-	-		554
Marketing and promotion	256,450	-	-		256,450
Consulting fees	279,767	-	-		279,767
Office and administrative	347,653	172,653	95,242	a	615,548
Professional fees	132,600	10,304	-		142,904
Investor relations	91,009	-	-		91,009
Research and development	7,410	-	-		7,410
Foreign exchange (gain) loss	6,130	-	-		6,130
Travel and entertainment	19,385	-	-		19,385
Salaries and wages	-	267,590	(267,590)	a	-
Total operating expenses	1,140,958	450,547	(172,348)		1,419,157
Income (loss) from operations	(1,140,958)	7,512	172,348		(961,098)
Other income (expense):
Listing expense	(450,079)	-	-		(450,079)
Change in fair value of derivative liabilities	(71,266)	-	-		(71,266)
Interest income	5,564	-	-		5,564
Total other income (expense)	(515,781)	-	-		(515,781)
Income (loss) from continuing operations	(1,656,739)	7,512	172,348		(1,476,879)
Loss from discontinued operations	(2,644,778)	-	-		(2,644,778)
Net loss	(4,301,517)	7,512	172,348		(4,121,657)
Other comprehensive income (loss)
Currency translation adjustment	91	-	-		91
Total comprehensive loss	$(4,301,426)	$7,512	$172,348		$(4,121,566)
Net loss per share - basic and diluted:
Continuing operations	$(215.834)				$(192.402)
Discontinued operations	(344.552)				(344.552)
Weighted average of common shares outstanding - basic and diluted	7,676				7,676

The accompanying notes are an integral part of these financial statements

Notes to Unaudited Pro Forma Condensed

Combined Financial Statements

Note 1 - Accounting for the Acquisition

The unaudited pro forma combined financial statements give effect to the Acquisition under the acquisition method of accounting in accordance with Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), with the Buyer treated as the acquirer. Under the acquisition method, the total purchase consideration is allocated to the assets acquired and liabilities assumed based on their estimated fair values as of the date of the Closing. The excess of the total purchase consideration over the estimated fair value of the net identifiable assets acquired, if any, is recorded as goodwill.

For purposes of estimating the fair value, where applicable, of the assets acquired and liabilities assumed as reflected in the unaudited pro forma combined financial information, the Company has applied the guidance in ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), which establishes a framework for measuring fair value. In accordance with ASC 820, fair value is an exit price and is defined as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.”

As of the date of this Current Report on Form 8-K/A (this “Current Report”), the Company has not finalized the valuation work necessary to arrive at the final fair values of the assets acquired and liabilities assumed. Accordingly, the allocation of purchase price included in these pro forma financial statements is based on preliminary estimates. The purchase price allocation in the accompanying preliminary unaudited pro forma financial statements is subject to further adjustments as additional information becomes available and as additional analyses are performed. There can be no assurance that the finalization of the valuation work will not result in material changes from the preliminary purchase price allocation.

As of the Closing Date, the total consideration for the Acquisition included the following:

Cash consideration at Closing	$1,148,000
Working capital adjustment	88,646
Earnout liability	207,761
Total consideration	$1,444,407

The Buyer is obligated to pay contingent consideration of up to $250,000 if the Target achieves specified revenue and debt-free performance milestones during its 2025 fiscal year. This contingent consideration represents part of the purchase consideration and is required to be recognized at fair value as of the acquisition date in accordance with ASC 805. The estimated fair value of the earnout, based on the Target’s 2024 sales performance, has been included in the total consideration transferred and reflected in the preliminary purchase price allocation. Subsequent changes in the fair value of the contingent consideration liability, if any, will be recognized in earnings in the period in which they arise.

The preliminary allocation of the purchase consideration to the estimated fair values of assets acquired and liabilities assumed is as follows:

Assets purchased:
Cash	$87,192
Receivables, net	103,901
Inventory	217,425
Inventory deposits	23,468
Intangibles and goodwill	1,014,444
Total assets acquired	1,446,430
Liabilities assumed
Accounts payable and accrued liabilities	2,023
Total liabilities assumed	2,023
Total consideration	$1,444,407

Note 2 - Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The adjustments in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an illustrative understanding of the Buyer upon consummation of the Acquisition and the other events contemplated by the Acquisition Agreement in accordance with accounting principals generally accepted in the United States.

The assumptions and estimates underlying the unaudited pro forma adjustments presented in the unaudited pro forma condensed combined financial information are described in the accompanying notes. The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the operating results and financial position that would have been achieved had the Acquisition occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information does not purport to project the future operating results or financial position of the Buyer following the consummation of the Acquisition. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. The Buyer and the Target had no historical relationship prior to the transactions discussed in this Current Report. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Note 3 - Reclassification Adjustments

The unaudited pro forma condensed combined balance sheet and condensed combined statements of operations have been adjusted to reflect certain reclassifications of the Target’s historical financial statements to conform to the Buyer’s financial statement presentation.

Note 4 - Pro Forma Adjustments

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

1.	Reflects the cash consideration due at Closing net of adjustment for the estimated target working capital of $260,000.

2.	Reflects the fair value adjustment to inventory acquired and the allocation of the excess of the fair value of the consideration over the fair value of the assets acquired and liabilities assumed to intangibles and goodwill. The preliminary pro forma purchase price allocation is estimated and is subject to change upon a completed valuation of the acquired assets and assumed liabilities as of the date of the Closing.

3.	Reflects the settlement of the shareholder loan receivable as part of the target working capital adjustment.

4.	Reflects the estimated fair value of the $250,000 earn-out consideration to be paid in conjunction with the Acquisition.

5.	Reflects the elimination of the historical equity balance of the Target.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

a.	Reflects the reclassification of salaries and wages to office and administrative expenses, and adjustments to salaries and rent expense to reflect new agreements entered into as of the Closing, which will be applicable on a go forward basis.